Semiannual Report

Georgia
Tax-Free
Bond Fund

August 31, 2000

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Georgia Tax-Free Bond Fund

o Municipal bonds surged over the six months ended August 31, aided by heavy demand and falling interest rates.

o The fund posted strong total returns, outpacing the average Georgia municipal bond fund for both the 6- and 12-month periods.

o    Our move to lock in higher long-term rates paid off as the market improved.

o With the Fed's tightening cycle likely nearing its end, we expect stable to improving municipal bond prices.

UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Municipal bonds rebounded sharply over the past six months, due primarily to strong demand but also aided by falling interest rates, the result of heightened investor confidence stemming from the Federal Reserve's firm commitment to maintaining domestic economic growth at a sustainable, noninflationary level. These factors were particularly favorable to intermediate and long-term funds such as the Georgia Tax-Free Bond Fund, which posted excellent returns for the six months ended August 31.

MARKET ENVIRONMENT

Georgia Bond Yield Index
--------------------------------------------------------------------------------

8/31/99  5.67
         5.87
         6.06

11/99    5.94
         6.14
         6.19

2/00     6.08
         5.79
         5.92

5/00     6.02
         5.83
         5.68

8/31/00  5.52

Source: T. Rowe Price Associates

     The Fed's determination to keep inflation in check appears to be paying off. Six interest rate hikes since June 1999-including increases totaling three-quarters of a percentage point in the past six months-have the economy on track to meet the central bank's expressed goal of a soft landing. While rising rates hit bond markets hard in 1999 and early in 2000, the Fed's anti-inflationary medicine proved a tonic for bonds beginning in the spring, and since May investors have shown confidence that the Fed's monetary policy will result in a favorable environment for bonds.

     The tightening program also injected a note of sobriety into equity markets, where returns are not only far from the stellar results of the past few years, but have been accompanied by wild price swings. The heightened volatility in stocks increased the allure of the steadier bond markets, especially for more conservative buyers.

     Bond prices also rallied after the Treasury announced in January its intention to reduce the government's debt load by repurchasing Treasury bonds. This created a scarcity premium as investors focused on the likelihood of a significant reduction, and perhaps the complete disappearance, of Treasuries. As the first to be repurchased, long-term Treasury bonds gained the most, returning 15% year-to-date. The buyback program coupled with the Fed's short-term rate hikes contributed to an inverted yield curve, in which yields on short-term Treasuries are higher than yields on long-term issues. Although the yield curve has remained inverted since January, intermediate and longer-term Treasury yields have fallen dramatically since May, partly due to the diminishing supply of Treasuries as well as investors' increasing conviction that the Fed's monetary policy is working.

     Municipal bond yields have fallen along with Treasuries due to heavy demand from buyers enticed by high taxable-equivalent yields and a diminished supply of available issues.

     The municipal yield curve did not invert, but it remains flatter than historical norms. Municipal bond yields have fallen along with Treasuries due to heavy demand from buyers enticed by high taxable-equivalent yields and a diminished supply of available issues. New issues are down 20% nationally through August versus the same period last year as a result of higher borrowing costs and lower borrowing needs of state and local governments. High-yield bonds lagged the general market as the yield differential between lower- and higher-quality bonds widened.

     Georgia's economy remained strong, with the state's employment base expanding at a 4.6% rate for 2000 versus 2.4% nationally. The state's population is growing faster than the national average as well, due in large part to the attractiveness of the Atlanta area and its evolving role as a regional hub for technology, commerce, education, and transportation. Fueled by the promise of good jobs, the Atlanta area has seen a tremendous inflow of new residents and development, but is suffering also from air and water pollution, water capacity constraints, and traffic congestion. State leaders will be struggling with these challenges in the next few years, and proposals for additional bond issuance and increased spending reflect plans that address some of these issues.

     Befitting its longstanding status as an AAA rated state, Georgia saw favorable financial results again for the most recent fiscal year. Strong revenue growth and controlled spending enabled the state to post a higher operating surplus in 1999 than 1998. As a result, the state was able to increase its reserves to their highest levels ever. Debt levels remain manageable, due to mandated policies that ensure that outstanding debt will not increase beyond target levels.

PERFORMANCE AND STRATEGY REVIEW

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/00                       6 Months            12 Months

Georgia Tax-Free Bond Fund                     6.58%                6.12%

Lipper Georgia Municipal
Debt Funds Average                             6.57                 5.51

     The municipal market in Georgia regained strength along with the national market, and your fund posted solid gains for both the 6- and 12-month periods ended August 31. Returns kept pace with the fund's Lipper category average when rates fell during the most recent period, while our more defensive posture during the previous six months helped us exceed the average Georgia bond fund for the year. Income of $0.26 per share combined with a $0.40 per share price increase for a 6.58% total return over the six months. The fund's 12-month dividend yield declined slightly to 4.97%, which roughly translates to a 7.77% taxable equivalent yield for investors in the 36% federal tax bracket.

     In our last report, we noted that we had modestly lengthened duration in January and February when municipal rates were at their highest levels in years. (Duration measures price sensitivity to changes in interest rates. A fund with a duration of six years will have a 6% appreciation or decline in price in response to a one-percentage-point fall or rise, respectively, in interest rates.) We wanted to lock in those higher rates to maintain a steady income stream and to realize better principal appreciation when rates fell. This move enabled the fund's share price to rise in line with the market and also maintain its dividend per share distributions for the year. As the market continued to improve over the summer, however, we shifted back to a slightly more conservative duration. Overall, the weighted average duration fell from 8.4 years at the end of February to 7.9 years at the end of August. If rates continue to fall, we expect to keep up with but not exceed peer group averages. We will, of course, continually evaluate this strategy as the economic picture becomes clearer.

     We have long sought a good balance between higher-coupon, premium-priced bonds, which bolster income, and lower-coupon, discounted bonds, which have better potential for significant price appreciation if rates fall. While we still own both discount and premium bonds, recently we have directed most new cash flow into higher-coupon bonds, seeking to rebuild emphasis on income over price appreciation. This approach should moderate swings of share price movement, particularly in a rising rate environment.

     Unlike the national municipal market, the supply of new Georgia municipal bonds has been steady in 2000. This has enabled us to invest in high-quality issuers around the state, including Forsyth, Clayton, and DeKalb Counties and the city of Roswell. The stellar national economy and the robust growth in Georgia in particular have contributed to the strong overall credit quality of these holdings, making them, in our view, excellent additions to the portfolio.

OUTLOOK

     We began the year believing that after an especially weak period in 1999, municipal bonds were significantly undervalued compared to taxable alternatives. The municipal market recovered much of that ground in 2000, and we now expect performance to be more in line with the taxable bond markets.

     Economically the picture is bright. Despite higher oil prices, the outlook for inflation is benign. Rather than increasing overall inflation, oil prices are acting like a tax on consumer activity, helping to slow consumer demand, reducing the need for inventory buildup, and easing pressures on production and hiring. This economic backdrop suggests stable to improving municipal bond prices, barring a change in the outlook for inflation.

     The outlook for Georgia municipal securities remains favorable. While the supply of bonds has remained in line with historical averages, we appear to be entering a period of lower issuance. However, we expect the consistent demand to provide some cushion for Georgia municipals if rates rise and provide an extra push if rates fall.

     Respectfully submitted,

     Hugh D. McGuirk
     Chairman of the Investment Advisory Committee

     September 22, 2000


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

KEY STATISTICS

                                                     2/29/00      8/31/00
--------------------------------------------------------------------------------

Price Per Share                                      $ 10.15      $ 10.55

Dividends Per Share

  For 6 months                                          0.25         0.26

  For 12 months                                         0.50         0.51

Dividend Yield *

  For 6 months                                          5.08%        4.92%

  For 12 months                                         5.05         4.97

30-Day Standardized Yield                               5.11         4.68

Weighted Average Maturity (years)                       16.1         15.8

Weighted Average Effective Duration (years)              8.4          7.9

Weighted Average Quality **                              AA-          AA-

* Dividends earned and reinvested for the periods indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   Based on T. Rowe Price research.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

SECTOR DIVERSIFICATION

                                                   Percent of   Percent of
                                                   Net Assets   Net Assets
                                                      2/29/00      8/31/00
--------------------------------------------------------------------------------

General Obligation - Local                                15%          17%

Water and Sewer Revenue                                   10           16

Prerefunded Bonds                                         13           11

Educational Revenue                                        6           10

Nuclear Revenue                                            9            9

Industrial and Pollution Control Revenue                   8            6

Escrowed to Maturity                                       6            6

Housing Finance Revenue                                    8            6

Life Care/Nursing Home Revenue                             5            5

Air and Sea Transportation Revenue                         2            4

General Obligation - State                                 5            3

Miscellaneous Revenue                                      3            2

Dedicated Tax Revenue                                      4            2

Hospital Revenue  2                                        2

All Other                                                  1            2

Other Assets Less Liabilities                              3           -1
--------------------------------------------------------------------------------

Total                                                    100%         100%


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     GEORGIA TAX-FREE BOND FUND
     ---------------------------------------------------------------------------

                     Lehman Brothers    Lipper Georgia      Georgia
                     Municipal          Municipal Debt      Tax-Free
                     Bond Index         Funds Average       Bond Fund

     3/31/93         10,000             10,000              10,000
     8/93            10,556             10,645              10,712
     8/94            10,571             10,532              10,627
     8/95            11,508             11,312              11,482
     8/96            12,111             11,895              12,219
     8/97            13,230             12,966              13,320
     8/98            14,375             14,026              14,519
     8/99            14,447             13,797              14,386
     8/00            15,425             14,609              15,267

Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                               Since  Inception
     Periods Ended 8/31/00       1 Year  3 Years  5 Years  Inception       Date
     ---------------------------------------------------------------------------

     Georgia Tax-Free Bond Fund   6.12%    4.65%    5.86%      5.87%    3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                     6 Months      Year
                        Ended     Ended
                      8/31/00   2/29/00   2/28/99   2/28/98   2/28/97  2/29/96

NET ASSET VALUE
Beginning of period  $  10.15  $  11.03  $  10.92  $  10.44  $  10.44  $  9.93

Investment activities
 Net investment
 income (loss)           0.26*     0.50*     0.50*     0.51*     0.52*    0.52*
 Net realized and
 unrealized gain
 (loss)                  0.40     (0.88)     0.11      0.48      --       0.51

 Total from
 investment
 activities              0.66     (0.38)     0.61      0.99      0.52     1.03

Distributions
 Net investment
 income                 (0.26)    (0.50)    (0.50)    (0.51)    (0.52)   (0.52)

NET ASSET VALUE
End of period        $  10.55  $  10.15  $  11.03  $  10.92  $  10.44  $ 10.44
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)         6.58%*   (3.46)%    5.73%*    9.70%*    5.15%*  10.62%*

Ratio of total
expenses to average
net assets              0.65%*!    0.65%*   0.65%*    0.65%*    0.65%*   0.65%*

Ratio of net
investment income
(loss) to average
net assets              4.99%*!    4.78%*   4.59%*    4.79%*    5.01%*   5.09%*

Portfolio
turnover rate           47.4%!     48.5%    19.9%     49.0%     71.1%    71.5%

Net assets,
end of period
(in thousands)       $ 62,052  $ 57,380  $ 62,037  $ 49,455  $ 38,726  $32,500


(diamond)  Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
       * Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 2/28/01.
       !   Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                    August 31, 2000

Statement of Net Assets                                     Par        Value
--------------------------------------------------------------------------------
In thousands

GEORGIA  98.2%

Albany Dougherty Payroll Dev. Auth.,
  Solid Waste Disposal Proctor & Gamble,
     5.20%, 5/15/28 *                                $    1,000   $      924

Americus and Sumter County Hosp.
  Auth., Magnolia Manor
     6.25%, 5/15/19                                       1,000          872

Athens-Clarke Residential Care Fac.
  Wesley Woods of Athens
     5.30%, 10/1/01                                         500          498

     6.375%, 10/1/27                                        600          526

Atlanta Airport Fac.
     Zero Coupon, 1/1/10 (MBIA Insured) *                 1,285          753

     5.50%, 1/1/26 (FGIC Insured)                         1,000          993

     6.25%, 1/1/14 (FGIC Insured) *                       1,000        1,088

     6.50%, 1/1/13 (FGIC Insured)
     (Prerefunded 1/1/01!) *                                500          513

Burke County Dev. Auth., PCR
  Georgia Power
     5.40%, 5/1/34                                          500          464

  Oglethorpe Power
     7.80%, 1/1/08 (MBIA Insured)
     (Prerefunded 1/1/03!)                                  560          617

 Power Plant Vogtle
     VRDN (Currently 4.30%)                               1,300        1,300

     VRDN (Currently 4.40%)                                 450          450

Cartersville Dev. Auth., PCR,
     Anheuser Busch, 6.75%, 2/1/12 *                      1,000        1,049

Chatham County School Dist., GO
     6.25%, 8/1/16 (Prerefunded 8/1/03!)                    625          667

     6.75%, 8/1/18 (MBIA Insured)
     (Prerefunded 8/1/03!)                                  750          812

Cherokee County Water and Sewage Auth.
     5.50%, 8/1/23 (MBIA Insured)                         1,000        1,016

Clayton County Water Auth., Water and Sewage,
     6.25%, 5/1/16                                        1,000        1,087

Cobb - Marietta Coliseum and Exhibit Hall Auth.
     5.625%, 10/1/26 (MBIA Insured)                       1,000        1,031

Columbia County, Courthouse/Detention Center, GO
     5.625%, 2/1/20                                       1,250        1,261

Columbia County Water and Sewage Auth.
     6.25%, 6/1/18 (FGIC Insured)                         1,000        1,075

Coweta County Residential Care Fac.
  Wesley Woods of Newnan-Peachtree City
     8.25%, 10/1/26                                  $      500   $      536

DeKalb County Water and Sewage Auth.,
     5.00%, 10/1/28                                       1,000          919

DeKalb County Dev. Auth., Emory Univ.,
     6.00%, 10/1/14                                         550          577

Effingham County Dev. Auth., PCR, Fort James
     5.625%, 7/1/18 *                                     1,600        1,488

Fayette County Public Fac. Auth., GO,
  Criminal Justice Center
     6.25%, 6/1/20                                          500          540

Forsyth County, GO, 6.00%, 3/1/16                         1,250        1,337

Forsyth County School Dist., GO,
     6.00%, 2/1/16                                        1,000        1,069

Forsyth County Water & Sewage Auth., GO,
     6.25%, 4/1/20                                        1,000        1,077

Fulton County
     6.375%, 1/1/14 (FGIC Insured)
     (Escrowed to Maturity)                               1,390        1,563

Fulton County Dev. Auth., PCR, Delta Airlines
     6.95%, 11/1/12                                         500          514

Fulton County Housing Auth.,
  Single Family
     6.55%, 3/1/18 (GNMA Guaranteed) *                      120          123

Fulton County Residential Care Fac.
  for the Elderly Canterbury Court,
     6.30%, 10/1/24                                         500          461

Fulton County School Dist., GO,
     6.375%, 5/1/17                                         830          932

Fulton County Water and Sewage Auth.
     4.75%, 1/1/28 (FGIC Insured)                         1,000          877

     6.25%, 1/1/09 (FGIC Insured)                         1,000        1,107

     6.375%, 1/1/14 (FGIC Insured)                           20           22

Gainesville Water and Sewage
     6.00%, 11/15/12 (FGIC Insured)                       1,000        1,097

Georgia, GO
     6.25%, 4/1/14                                        1,000        1,117

     6.50%, 4/1/09                                          550          622

Georgia Housing and Fin. Auth.
  Home Ownership,
     6.60%, 6/1/25 *                                        225          231

  Single Family Mortgage
     5.80%, 12/1/26 *                                       995          986

     6.05%, 12/1/16 *                                       500          512

     6.125%, 12/1/15                                        420          426

     6.25%, 12/1/28 *                                       500          512

     6.50%, 12/1/17 (FHA Guaranteed) *                    1,000        1,023

Georgia Municipal Gas Auth., Southern Storage Gas
     6.00%, 7/1/04                                   $      500   $      524

Henry County Water and Sewage Auth.
     5.625%, 2/1/30 (FGIC Insured)                        1,000        1,003

Jackson County School Dist., GO
     6.00%, 7/1/14 (MBIA Insured)
     (Prerefunded 7/1/04!)                                1,000        1,072

Macon Water Auth., 5.25%, 10/1/16                           500          496

Medical Center Hosp. Auth.
  Columbus Regional Healthcare Systems
     5.50%, 8/1/25 (MBIA Insured)                         1,000          985

Metropolitan Atlanta Rapid Transit Auth.
  Sales Tax
     6.90%, 7/1/20 (MBIA Insured)
     (Prerefunded 7/1/04!)                                1,325        1,462

     7.00%, 7/1/11 (Escrowed to Maturity)                 1,335        1,582

     7.00%, 7/1/11 (MBIA Insured)
     (Escrowed to Maturity)                                 635          744

Monroe County Dev. Auth., PCR, Georgia Power
     VRDN (Currently 4.40%)                                 300          300

Municipal Electric Auth. of Georgia
     5.70%, 1/1/19 (MBIA Insured)                           170          176

     6.50%, 1/1/12                                          520          583

     6.60%, 1/1/18                                        1,035        1,165

     7.25%, 1/1/24 (AMBAC Insured)                        1,000        1,243

Newton County Hosp. Auth., GO, Newton Health Systems
     6.00%, 2/1/20 (AMBAC Insured)                        1,000        1,038

Paulding County School Dist., GO
     6.00%, 2/1/13 (MBIA Insured)                         1,000        1,091

Paulding County Water and Sewer
     6.00%, 12/1/13 (MBIA Insured)                        1,000        1,094

Peach County School Dist., GO
     6.40%, 2/1/19 (MBIA Insured)
     (Prerefunded 2/1/05!)                                  500          547

Private Colleges and Univ. Auth
  Agnes Scott College,
     4.75%, 6/1/28 (MBIA Insured)                    $      500   $      438

     Emory Univ.,
     VRDN (Currently 4.15%)                               1,000        1,000

     5.50%, 11/1/25                                       1,000          996

     5.50%, 11/1/33                                       1,500        1,482

  Mercer Univ., 5.375%, 10/1/29                           1,000          934

Putnam County Dev. Auth., PCR,
  Georgia Power Plant
     VRDN (Currently 4.30%)                                 100          100

Rockdale County Dev. Auth., Solid Waste Disposal
     Visy Paper, 7.40%, 1/1/16 *                            455          465

Rockdale County School Dist., GO,
     6.50%, 1/1/09                                        1,000        1,086

Roswell, GO,
     5.50%, 2/1/14                                        1,000        1,034

Savannah Economic Dev. Auth.,
  College of Art & Design
     6.80%, 10/1/19                                         500          514

Smyrna Downtown Dev. Auth.
     6.70%, 2/1/20 (MBIA Insured)
     (Prerefunded 2/1/05!)                                1,000        1,106

Total Georgia (Cost  $59,205)                                         60,924


PUERTO RICO  2.5%

Puerto Rico Commonwealth, Highway
  and Transportation Auth.
     6.625%, 7/1/12 (FSA Insured)                         1,000        1,050

Puerto Rico Ind. Tourist, Ed.,
  Medical & Environmental Fac.
     Cogen Fac., 6.625%, 6/1/26 *                           500          521

Total Puerto Rico (Cost  $1,519)                                       1,571

Total Investments in Securities

100.7% of Net Assets (Cost  $60,724)                              $   62,495

Other Assets Less Liabilities                                           (443)

NET ASSETS                                                        $   62,052
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income -
net of distributions                                              $        1

Accumulated net realized gain/loss -
net of distributions                                                  (1,550)

Net unrealized gain (loss)                                             1,771

Paid-in-capital applicable to 5,883,416 no
par value shares of beneficial interest outstanding;
unlimited number of shares authorized                                 61,830

NET ASSETS                                                        $   62,052
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    10.55
                                                                  ----------

    *  Interest subject to alternative minimum tax
    !  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
 FGIC  Financial Guaranty Insurance Company
  FHA  Federal Housing Authority
  FSA  Financial Security Assurance Corp.
 GNMA  Government National Mortgage Association
   GO  General Obligation
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
 VRDN  Variable Rate Demand Note

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     8/31/00

     Investment Income (Loss)

     Interest income                                              $    1,684

     Expenses
       Investment management                                              97
       Custody and accounting                                             46
       Shareholder servicing                                              29
       Prospectus and shareholder reports                                  9
       Legal and audit                                                     7
       Trustees                                                            3
       Registration                                                        1
       Miscellaneous                                                       2

       Total expenses                                                    194

     Net investment income (loss)                                      1,490

     Realized and Unrealized Gain (Loss)

     Net realized gain (loss)
       Securities                                                       (304)
       Futures                                                            (3)

       Net realized gain (loss)                                         (307)
     Change in net unrealized gain or loss on securities               2,591

     Net realized and unrealized gain (loss)                           2,284

     INCREASE (DECREASE) IN NET
     ASSETS FROM OPERATIONS                                       $    3,774
                                                                  ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                       6 Months         Year
                                                          Ended        Ended
                                                        8/31/00      2/29/00

Increase (Decrease) in Net Assets

Operations
  Net investment income (loss)                       $    1,490   $    2,928
  Net realized gain (loss)                                 (307)        (814)
  Change in net unrealized
  gain or loss                                            2,591       (4,330)

  Increase (decrease) in net
  assets from operations                                  3,774       (2,216)

Distributions to shareholders
  Net investment income                                  (1,490)      (2,928)

Capital share transactions *
  Shares sold                                             7,218       16,784
  Distributions reinvested                                1,096        2,272
  Shares redeemed                                        (5,926)     (18,569)

  Increase (decrease) in net
  assets from capital
  share transactions                                      2,388          487

Net Assets

  Increase (decrease) during period                       4,672       (4,657)
  Beginning of period                                    57,380       62,037

  End of period                                      $   62,052   $   57,380
                                                     ----------   ----------

*Share information
  Shares sold                                               702        1,593
  Distributions reinvested                                  106          217
  Shares redeemed                                          (578)      (1,784)

  Increase (decrease) in
  shares outstanding                                        230           26

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                       August 31, 2000

Notes to Financial Statements

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes by investing primarily in investment-grade Georgia municipal bonds.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,286,000 and $13,614,000, respectively, for the six months ended August 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 29, 2000, the fund had capital loss carryforwards for federal income tax purposes of $682,000, of which $363,000 expires in 2003 and $319,000 in 2008. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $60,724,000. Net unrealized gain aggregated $1,771,000 at period-end, of which $2,239,000 related to appreciated investments and $468,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $17,000 was payable August 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or
     T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses through February 28, 2001, which would cause total expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 2003, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $27,000 of management fees were not accrued by the fund for the six months ended August 31, 2000, and $61,000 remains unaccrued from a prior period. Additionally, $158,000 of unaccrued management fees related to a previous expense limitation are subject to reimbursement through February 28, 2001.

     In addition, the fund has entered into agreements with the manager and a wholly owned subsidiary of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $55,000 for the six months ended August 31, 2000, of which $11,000 was payable at period-end.


T. Rowe Price Georgia Tax-Free Bond Fund
--------------------------------------------------------------------------------
T. Rowe Price Shareholder Services

Investment Services and Information

     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

     Checking - Available on most fixed-income funds ($500 minimum).

     Automatic Investing - From your bank account or paycheck.

     Automatic Withdrawal - Scheduled, automatic redemptions.

     Distribution Options - Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services - Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address:
     www.troweprice.com.


BROKERAGE SERVICES*

     Individual Investments - Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


INVESTMENT INFORMATION

     Combined Statement - Overview of all your accounts with T. Rowe Price.

     Shareholder Reports - Fund managers' reviews of their strategies and results.

     T. Rowe Price Report - Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update - Quarterly review of all T. Rowe Price fund results.

     Insights - Educational reports on investment strategies and financial markets.

     Investment Guides - Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value


International/Global

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government*
Spectrum Income
Summit GNMA
Summit Limited-Term Bond*
U.S. Treasury Intermediate
U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond*
Virginia Tax-Free Bond


International/Global

Emerging Markets Bond
Global Bond*
International Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

     ADVISORY SERVICES

     T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

     RETIREMENT RESOURCES AT T. ROWE PRICE

     Traditional, Roth, and Rollover IRAs
     SEP-IRA and SIMPLE IRA
     Profit Sharing
     Money Purchase Pension
     "Paired" Plans (Money Purchase
      Pension and Profit Sharing Plans)
     401(k) and 403(b)
     457 Deferred Compensation

     Planning and Informational Guides

     Minimum Required Distributions Guide
     Retirement Planning Kit
     Retirees Financial Guide
     Tax Considerations for Investors

     Insights Reports

     The Challenge of Preparing for Retirement
     Financial Planning After Retirement
     The Roth IRA: A Review

     Software Packages

     T. Rowe Price Retirement Planning
       AnalyzerTM CD-ROM or diskette $19.95.
       To order, please call 1-800-541-5760.
       Also available on the Internet for $9.95.

     T. Rowe Price Variable Annuity AnalyzerTM
       CD-ROM or diskette, free. To order,
       please call 1-800-469-5304.

     T. Rowe Price Immediate Variable
       Annuity (Income Account)

     Investment Kits

     We will be happy to send you one of our
     easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, quali-fied plans, small-business plans, or our no-load variable annuities.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site.

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F92-051  8/31/00